Exhibit 31.2

CATELLUS DEVELOPMENT CORPORATION

CERTIFICATION BY THE CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, C. William Hosler, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Catellus Development Corporation;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Catellus Development Corporation as of, and for, the periods presented in this report;

4. Catellus Development Corporation’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Catellus Development Corporation and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Catellus Development Corporation, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the effectiveness of Catellus Development Corporation’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) Disclosed in this report any change in Catellus Development Corporation’s internal control over financial reporting that occurred during Catellus Development Corporation’s most recent fiscal quarter (Catellus Development Corporation’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Catellus Development Corporation’s internal control over financial reporting; and

5. Catellus Development Corporation’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Catellus Development Corporation’s auditors and the Audit Committee of Catellus Development Corporation’s Board of Directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Catellus Development Corporation’s ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Catellus Development Corporation’s internal control over financial reporting.

Date: November 8, 2004

/s/ C. William Hosler
C. William Hosler
Senior Vice President and Chief Financial Officer

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